                            SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))
[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                     CALCASIEU REAL ESTATE & OIL CO., INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


-------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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Notes:

                     CALCASIEU REAL ESTATE & OIL CO., INC.
                                 P. O. BOX 899
                         LAKE CHARLES, LOUISIANA 70602



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



     THE ANNUAL MEETING OF THE STOCKHOLDERS OF CALCASIEU REAL ESTATE & OIL CO., INC., (THE "COMPANY") WILL BE HELD AT FIRST NATIONAL BANK OF LAKE CHARLES, ONE LAKESIDE PLAZA, LAKE CHARLES, LOUISIANA 70605, APRIL 19, 1996, AT 11:00 A.M.,
TO:

     1.  FIX THE NUMBER OF DIRECTORS AT NINE AND ELECT DIRECTORS.

     2.  TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

     ONLY STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON MARCH 15, 1996, ARE ENTITLED TO NOTICE OF AND TO VOTE AT THE MEETING.

LAKE CHARLES, LOUISIANA
MARCH 20, 1996

BY ORDER OF THE BOARD OF DIRECTORS


/s/ CARL W. PATTON          /s/ ARTHUR HOLLINS, III
________________________    __________________________
CARL W. PATTON              ARTHUR HOLLINS, III
VICE-PRESIDENT AND            PRESIDENT
SECRETARY



PLEASE DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. NO ADDITIONAL POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL BE APPRECIATED.

                     CALCASIEU REAL ESTATE & OIL CO., INC.
                                 P. O. BOX 899
                         LAKE CHARLES, LOUISIANA 70602

                                PROXY STATEMENT

                   ANNUAL MEETING OF STOCKHOLDERS TO BE HELD

                                 APRIL 19, 1996


                                    GENERAL

     THE ACCOMPANYING PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CALCASIEU REAL ESTATE & OIL CO., INC. (THE "COMPANY") FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 19, 1996, AT THE TIME AND PLACE AND FOR THE PURPOSES SET FORTH IN ACCOMPANYING NOTICE OF MEETING. THE DATE OF THIS PROXY STATEMENT IS MARCH 20, 1996.

     THE SHARES REPRESENTED BY ANY PROXY IN THE ENCLOSED FORM, IF IT IS PROPERLY EXECUTED AND RECEIVED AT OR PRIOR TO THE MEETING, WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE THEREON. PROXIES RECEIVED ON WHICH NO SPECIFICATION IS MADE WILL BE VOTED FOR SETTING THE NUMBER OF DIRECTORS AT NINE AND FOR ELECTION AS DIRECTORS THE NINE NOMINEES NAMED HEREIN. PROXIES ARE REVOCABLE BY WRITTEN NOTICE TO THE SECRETARY AT ANY TIME PRIOR TO THEIR EXERCISE AND WILL BE DEEMED REVOKED BY ATTENDANCE AND VOTING AT THE MEETING.

     ALL EXPENSES OF PREPARING, PRINTING AND MAILING THE PROXY AND ALL MATERIALS USED IN SOLICITATION WILL BE BORNE BY THE COMPANY. PROXIES MAY ALSO BE SOLICITED IN PERSON OR BY TELEPHONE OR TELEGRAPH BY DIRECTORS, OFFICERS AND OTHER EMPLOYEES OF THE COMPANY, NONE OF WHOM WILL RECEIVE ADDITIONAL COMPENSATION FOR SUCH SERVICES. THE COMPANY WILL ALSO REQUEST BROKERAGE HOUSES, CUSTODIANS AND NOMINEES TO FORWARD THESE MATERIALS TO THE BENEFICIAL OWNERS OF THE STOCK HELD OF RECORD BY THEM AND PAY THE REASONABLE EXPENSES OF SUCH PERSONS FOR FORWARDING THE MATERIAL.

     ONLY STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON MARCH 15, 1996, ARE ENTITLED TO NOTICE OF AND TO VOTE AT THE MEETING. ON THAT DATE, THE COMPANY HAD OUTSTANDING 1,997,272 SHARES OF COMMON STOCK, EACH OF WHICH IS ENTITLED TO ONE VOTE.

                             ELECTION OF DIRECTORS

     THE ARTICLES OF INCORPORATION OF THE COMPANY PROVIDE THAT THE NUMBER OF DIRECTORS SHALL BE NOT LESS THAN FIVE NOR MORE THAN FIFTEEN. THE EXACT NUMBER WILL BE DETERMINED BY THE VOTE OF THE STOCKHOLDERS, AND A RESOLUTION WILL BE OFFERED AT THE MEETING TO FIX THE NUMBER OF DIRECTORS AT NINE.

     EACH DIRECTOR WILL HOLD OFFICE FOR ONE YEAR AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED. IT IS THE INTENTION OF THE PERSONS NAMED IN THE ACCOMPANYING PROXY TO VOTE IN FAVOR OF THE RESOLUTION FIXING THE NUMBER OF DIRECTORS AT NINE AND IN FAVOR OF THE ELECTION OF THE NINE NOMINEES NAMED BELOW. IF ANY NOMINEE BECOMES UNAVAILABLE FOR ANY REASON, THE SHARES REPRESENTED BY THE PROXIES WILL BE VOTED FOR SUCH PERSON, IF ANY, AS MAY BE DESIGNATED BY THE BOARD OF DIRECTORS. MANAGEMENT HAS, HOWEVER, NO REASON TO BELIEVE THAT ANY NOMINEE WILL BE UNAVAILABLE.

     AT THE 1995 ANNUAL MEETING OF SHAREHOLDERS, 1,133,615 SHARES, OR 56.8% OF THE 1,997,406 SHARES OUTSTANDING, VOTED. IN EXCESS OF 99% OF THE SHARES CAST WERE VOTED FOR ELECTION OF EACH NOMINEE FOR DIRECTOR.

     THE INFORMATION SET FORTH BELOW AS TO AGE, PRINCIPAL OCCUPATION OR EMPLOYMENT, AND AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP OF COMMON STOCK OF THE COMPANY HAS BEEN FURNISHED BY EACH NOMINEE FOR ELECTION. UNLESS OTHERWISE INDICATED, (I) ALL NOMINEES HAVE BEEN WITH THE SAME ORGANIZATION IN ESSENTIALLY THE SAME POSITION AS LISTED BELOW FOR THE PAST FIVE YEARS, AND (II) THE NOMINEES OWN, WITH SOLE VOTING AND INVESTMENT POWER, THE SHARES LISTED.

     THE COMPANY HELD FIVE BOARD OF DIRECTORS MEETINGS DURING 1995. DIRECTORS FREUND, HOLLINS AND PATTON ATTENDED 100% OF THE MEETINGS; DIRECTORS ALEXANDER, BLAKE, MARX AND REAVES ATTENDED 80% OF THE MEETINGS; AND DIRECTORS KNAPP AND PRUITT ATTENDED 60% OF THE MEETINGS.


                                 OCCUPATION AND OTHER                                    SHARES BENEFICIALLY

       NAME AND AGE                 DIRECTORSHIPS            FIRST ELECTED DIRECTOR             OWNED             PERCENT OF CLASS

---------------------------  ----------------------------  --------------------------  ------------------------   -----------------

HENRY CHALKLEY ALEXANDER -   CHAIRMAN OF THE BOARD,                              1979                62,400 (1)               3.12%
 60                          SWEETLAKE LAND & OIL CO.,
                             INC. & NORTH AMERICAN LAND
                             CO., INC. & PRESIDENT OF H.
                             G. CHALKLEY & SONS, INC.
                             MR. ALEXANDER WAS PRESIDENT
                             OF THESE CORPORATIONS PRIOR
                             TO 1991.  DIRECTOR OF
                             LACASSANE CO., INC.

WILLIAM D. BLAKE - 63        GENERAL MANAGER J. A. BEL                           1966            43,911 (2) (3)               2.20%
                             ESTATE; PRESIDENT OF BEL
                             OIL CORP., LACASSANE CO.,
                             INC., & HOWELL INDUSTRIES,
                             INC.; DIRECTOR OF FIRST
                             NATIONAL BANK OF LAKE
                             CHARLES & SWEETLAKE LAND &
                             OIL CO., INC.

$$/TARGET=[]

TROY A. FREUND - 68          PETROLEUM GEOLOGIST,                                1984                     7,863                .39%
                             INDIVIDUAL PROPRIETOR

ARTHUR HOLLINS, III - 65     CHAIRMAN OF THE BOARD OF                            1974            31,477 (3) (4)               1.58%
                             FIRST NATIONAL BANK OF LAKE
                             CHARLES,; DIRECTOR OF FIRST
                             COMMERCE CORP. & FIRST
                             NATIONAL BANK OF
                             LAFAYETTE,; PRESIDENT OF
                             PBA PROPERTIES, INC.

LEONARD K. KNAPP - 76        RETIRED PHYSICIAN; DIRECTOR                         1980                49,700 (5)               2.49%
                             OF SWEETLAKE LAND & OIL
                             CO., INC. & NORTH AMERICAN
                             LAND CO., INC.

ADOLPH S. MARX - 98          INVESTMENTS; FORMERLY                               1955                17,700 (6)                .89%
                             VICE-PRESIDENT AND DIRECTOR
                             OF MULLER REALTY CO., INC.

CARL G. PATTON - 68          GENERAL MANAGER OF WALKER                           1974            43,950 (7) (3)               2.20%
                             LA PROPERTIES;
                             VICE-PRESIDENT, DIRECTOR,
                             AND GENERAL MANAGER OF
                             PRAIRIE LAND CO. AND PINE
                             ISLAND OIL CORPORATION;
                             DIRECTOR OF FIRST NATIONAL
                             BANK OF LAKE CHARLES



FRANK O. PRUITT - 67         PRESIDENT OF                                        1981                18,700 (8)                .94%
                             P. W. K. TIMBERLAND
                             CORPORATION.  PRIOR TO 1996
                             MR. PRUITT WAS
                             VICE-PRESIDENT & CEO OF
                             KING CORPORATION AND PRIOR
                             TO 1994 HE WAS AN OFFICER
                             AND DIRECTOR OF POWELL
                             LUMBER CO.

B. JAMES REAVES, III - 61    PRIVATE INVESTOR, OIL AND                           1986                     5,750(9)             .29%
                             GAS; ESTATE MANAGEMENT

ALL DIRECTORS AND OFFICERS                                                                              281,451              14.10%
 AS A GROUP (9 PERSONS)

--------------------------
     (1) INCLUDES 11,250 SHARES OWNED BY CORPORATIONS OF WHICH MR. ALEXANDER IS AN OFFICER AND DIRECTOR.

     (2) INCLUDES 3,450 SHARES OWNED BY MR. BLAKE'S WIFE AND 3,825 SHARES HELD IN TRUSTS FOR WHICH MR. BLAKE OR HIS WIFE SERVE AS TRUSTEE OR CO-TRUSTEE. INCLUDES 550 SHARES OWNED BY A CORPORATION OF WHICH MR. BLAKE IS A DIRECTOR. MR. BLAKE DISCLAIMS OWNERSHIP OF THESE SHARES.

     (3) MR. HOLLINS IS PRESIDENT OF THE COMPANY, MR. PATTON IS ITS VICE-PRESIDENT AND SECRETARY AND MR. BLAKE IS ALSO ITS VICE-PRESIDENT AND TREASURER.

     (4) INCLUDES 3,000 SHARES BELONGING TO A TRUST OF WHICH MR. HOLLINS IS ONE OF THE BENEFICIARIES.

     (5) INCLUDES 11,250 SHARES OWNED BY MR. MARX'S WIFE AS TO WHICH BENEFICIAL OWNERSHIP IS DISCLAIMED.

     (6) INCLUDES 200 SHARES OWNED BY MR. MARX'S WIFE AS TO WHICH BENEFICIAL OWNERSHIP IS DISCLAIMED.

     (7) INCLUDES 37,950 SHARES OWNED BY A CORPORATION OF WHICH MR. PATTON IS VICE-PRESIDENT DIRECTOR AND GENERAL MANAGER.

     (8) INCLUDES 2,900 SHARES OWNED BY MR. PRUITT'S WIFE, 400 SHARES OWNED BY A CORPORATION OF WHICH MR. PRUITT IS AN OFFICER AND DIRECTOR, AND 1450 SHARES OWNED BY A TRUST OF WHICH MR. PRUITT'S WIFE IS TRUSTEE. MR. PRUITT DISCLAIMS OWNERSHIP OF THESE SHARES.


     (9) INCLUDES 1,000 SHARES OWNED BY B. JAMES REAVES TRUST, B. JAMES REAVES, III, TRUSTEE AND 1000 SHARES OWNED BY B. JAMES REAVES, III, CUSTODIAN FOR ELIZABETH REAVES, MINOR. MR. REAVES DISCLAIMS OWNERSHIP OF THESE SHARES.



                      REMUNERATION AND OTHER TRANSACTIONS

REMUNERATION
------------

     NO DIRECTOR OR OFFICER OF THE COMPANY RECEIVED REMUNERATION FROM THE COMPANY IN EXCESS OF $11,100 FOR THE YEAR ENDED DECEMBER 31, 1995. THE TOTAL 1995 CASH AND CASH EQUIVALENT REMUNERATION TO ALL DIRECTORS AND OFFICERS OF THE COMPANY AS A GROUP WAS $32,700.

OTHER TRANSACTIONS
------------------

     ARTHUR HOLLINS, III, PRESIDENT AND A DIRECTOR OF THE COMPANY IS THE CHAIRMAN OF THE BOARD OF THE FIRST NATIONAL BANK OF LAKE CHARLES, (THE "BANK"). MESSRS. BLAKE AND PATTON, DIRECTORS OF THE COMPANY ARE ALSO DIRECTORS OF THE BANK. THE COMPANY DEPOSITS ALL RECEIPTS INTO AN INTEREST-BEARING MONEY MARKET ACCOUNT AT FIRST NATIONAL BANK. THE LARGEST TOTAL OUTSTANDING AMOUNT ON DEPOSIT WAS $431,423 AS OF JUNE 9, 1995. THE BALANCE FOR ALL ACCOUNTS AT FIRST NATIONAL BANK AS OF DECEMBER 31, 1995 WAS $278,043. THE RATES PAID ON THESE DEPOSITS WERE THE SAME AS THOSE PAID TO OTHER CUSTOMERS ON SIMILAR DEPOSITS AT SIMILAR TIMES.

     CARL G. PATTON, VICE-PRESIDENT, SECRETARY AND A DIRECTOR OF THE COMPANY IS THE GENERAL MANAGER OF WALKER LOUISIANA PROPERTIES ("WALKER"). WALKER AND THE COMPANY OWN UNDIVIDED INTERESTS IN A SUBSTANTIAL PORTION OF THE COMPANY'S PROPERTY. MR. PATTON IS IN CHARGE OF MINERAL OPERATIONS FOR BOTH COMPANIES.
MR. PATTON IS ALSO GENERAL MANAGER OF PRAIRIE LAND COMPANY, WHICH OWNS 440 ACRES OF LAND JOINTLY WITH THE COMPANY. CALCASIEU REAL ESTATE & OIL CO., INC. OWNS AN UNDIVIDED 12.5% IN APPROXIMATELY 34,000 ACRES KNOWN AS WALKER LOUISIANA PROPERTIES. MR. HOLLINS IS PRESIDENT OF PBA PROPERTIES, INC. AND MR. BLAKE IS AGENT FOR AN INDIVIDUAL, EACH OF WHICH ALSO OWNS 12.5% IN THE SAME PROPERTY.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     THE COMPANY'S FINANCIAL STATEMENT FOR THE YEARS ENDED DECEMBER 31, 1993, DECEMBER 31, 1994, AND DECEMBER 31, 1995, WERE AUDITED BY THE FIRM OF MCELROY, QUIRK & BURCH, INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS, AND THEY WILL CONTINUE AS THE COMPANY'S AUDITORS UNTIL CHANGED BY THE BOARD OF DIRECTORS. REPRESENTATIVES OF MCELROY, QUIRK & BURCH WILL NOT ATTEND THE ANNUAL MEETING.

                                 OTHER MATTERS

     AT THE TIME OF THE PREPARATION OF THIS PROXY STATEMENT, THE COMPANY HAD NOT BEEN INFORMED OF ANY MATTERS TO BE PRESENTED BY, OR ON BEHALF OF, THE COMPANY OR ITS MANAGEMENT, FOR ACTION AT THE MEETING OTHER THAN THOSE LISTED IN THE NOTICE OF MEETING AND REFERRED TO HEREIN. IF ANY OTHER MATTERS COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF, THE PERSONS NAMED IN THE ENCLOSED PROXY WILL VOTE ON SUCH MATTERS ACCORDING TO THEIR BEST JUDGMENT.

     STOCKHOLDERS ARE URGED TO SIGN THE ENCLOSED PROXY, WHICH IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, AND RETURN IT AT ONCE IN THE ENCLOSED ENVELOPE.



                                BY ORDER OF THE BOARD OF DIRECTORS


                                /s/ CARL G. PATTON
                                ___________________________________________
                                CARL G. PATTON
                                VICE-PRESIDENT AND SECRETARY

LAKE CHARLES, LOUISIANA
MARCH 20, 1996

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                     PROXY

     THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS WILLIAM D. BLAKE AND CARL
G. PATTON, OR EITHER OF THEM ACTING IN THE ABSENCE OF THE OTHER WITH POWER OF SUBSTITUTION, THE PROXIES OF THE UNDERSIGNED TO ATTEND THE ANNUAL MEETING OF SHAREHOLDERS OF CALCASIEU REAL ESTATE & OIL CO., INC. ON APRIL 19, 1996, AND ANY ADJOURNMENT THEREOF, AND TO VOTE THE SHARES OF SAID CORPORATION STANDING IN THE NAME OF THE UNDERSIGNED.

1.    TO SET THE NUMBER OF DIRECTORS AT NINE.

     (   )   FOR    (   )   AGAINST    (   )   ABSTAIN

2.      TO ELECT DIRECTORS.

     FOR ALL NOMINEES                 WITHHOLD AUTHORITY (  )
     LISTED BELOW (   )               TO VOTE FOR ALL NOMINEES
     (EXCEPT AS MARKED TO             LISTED BELOW
     THE CONTRARY BELOW)

     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
      STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

3.   HENRY C. ALEXANDER      ADOLPH S. MARX
     WILLIAM D. BLAKE        CARL G. PATTON
     TROY A. FREUND          FRANK O PRUITT
     ARTHUR HOLLINS, III     B. JAMES REAVES
     LEONARD K. KNAPP

4. IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

     THIS PROXY WILL VOTED AS SPECIFIED. IF NO SPECIFIC DIRECTIONS ARE GIVEN,
      THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH HEREIN.

DATE:  ____________________    SIGNATURE:  _____________________________

     PLEASE SIGN EXACTLY AS NAME APPEARS ON THE CERTIFICATE OR CERTIFICATES REPRESENTING SHARES TO BE VOTED BY THIS PROXY. WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLES AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSONS.